                           THE IRISH INVESTMENT FUND

                                     [LOGO]




                                  Annual Report
                                October 31, 1996

                               Chairman's Letter
                               -----------------
 Dear Stockholder,
     Prior to reviewing The Irish Investment Fund, Inc.'s (the "Fund") fiscal year ended October 31, 1996, I would like to comment briefly on the final quarter. The Irish equity market registered strong gains during the quarter, with a return of 8.9% in Irish pound terms. The weakness of the U.S. dollar translated this return into an increase of 9.5% in U.S. dollar terms. By comparison, the net asset value ("NAV") of the Fund increased to $16.90 from $15.31, a gain of 10.4%.

     Over the fiscal year, the Irish equity market produced a return of 26.5% in Irish pound terms. As a result of the weakness of the U.S. dollar, this converted into a return of 27.3% in U.S. dollar terms. The Fund's NAV increased by 24.2%, excluding the reinvestment of distributions, which is considered by your Board as a satisfactory performance.

     ECONOMIC REVIEW
     At a time when Continental Europe is struggling to generate economic growth, the Irish economy continues to expand at a rapid pace. The Irish Central Bank expects gross national product ("GNP") to increase by 5.25% in 1996. The economy expanded by 7.7% in 1995 and 7.2% in 1994.

     The key development in economic data in 1996 has been the relative increase in the contribution of domestic demand to the overall growth rate of the economy. Irish export growth peaked at 21.1% in October 1995 and has declined steadily since then to 12.4% in June 1996, bringing the pace of export growth more in line with import growth. It is important to state that this does not represent a deterioration in the Irish trade picture -- the overall trade balance for the first six months of 1996 was a very satisfactory surplus of $6.5 billion.

     Irish consumer confidence is being supported by rising disposable incomes, employment growth, low interest rates, and a strong housing market. Retail sales volumes were ahead by 6.4% in the first eight months of 1996 over previous year levels. New car sales over the first ten months of 1996 were 110,800 units, which represents a 31.0% increase over 1995 levels. With two months of the year to go, this represents a record year for new car sales in Ireland. The previous record year was 1978 with 107,600 units.

     Following many quarters of positive Irish economic news, a negative emerged in the agriculture sector when the BSE ("mad cow disease") crisis severely damaged the European beef industry. European beef consumption now is estimated to be between 80% and 85% of former levels. Agriculture is Ireland's most important indigenous industry, accounting for approximately 6% of GNP and 10% of national employment. The blow to farm incomes will be cushioned by BSE compensation from the European Union.

     Irish inflation remains subdued, with consumer price inflation standing at 1.5% for the year to mid-August 1996. Inflation in Ireland now appears to have bottomed out and we probably will see mild increases over the coming quarters. The Irish Central Bank is forecasting average inflation of 2.25% for 1997. Negotiations have commenced recently between representatives of Government and employer and employee groups with the aim of putting in place a new three year National Wage Agreement. Agreement is likely on this front.

     STOCK MARKET REVIEW
     As mentioned above, the Irish equity market performed strongly over the final quarter of the Fund's year with a gain of 8.9% which left the market ahead by 26.5% over the fiscal year. The following is a comparison of the Irish equity market with major international markets:
                                     Quarter Ended           Year Ended
                                    October 31, 1996      October 31, 1996
                                  --------------------  --------------------
                                    Local                 Local
                                  Currency     U.S.$    Currency     U.S.$
  U.S. Equities                    +10.2%     +10.2%     +21.3%     +21.3%
  U.K. Equities                    + 6.6%     +11.5%     +12.8%     +16.4%
  Japanese Equities                - 1.1%     - 7.2%     +15.9%     + 4.2%
  Irish Equities                   + 8.9%     + 9.5%     +26.5%     +27.3%

     The key positive for the Irish market over the quarter ended October 31, 1996 was a sharp reduction in Irish bond yields, as confidence increased that the European Monetary Union will happen in 1999 and Ireland will be a member. Irish ten-year bond yields fell from 7.52% at the end of July 1996 to 6.82% at the end of October 1996. Supported by the strong bond market and following relative underperformance over the previous three quarters, Irish financial stocks moved ahead strongly.

     Interim results were also in focus during the quarter under review, and on balance, company results delivered on investor expectations. Allied Irish Banks' share price increased by 16.0% over the quarter, following a strong set of interim results. The bank's pre-tax profits increased by 13.5% in the six months to end June 1996 and both earnings and dividends were ahead by 14.0%. Current valuation ratings for Allied Irish Banks look undemanding with the stock trading on a prospective price-to-earnings for 1997 of 9.6 times and a dividend yield of 4.9%.

     CRH announced the largest acquisition in its history, with the takeover of U.S.-based Tilcon Inc. for a consideration of $329 million. Independent Newspapers announced a bid for full control of Wilson and Horton, New Zealand's largest publishing and printing group. Independent Newspapers had held a 22.5% interest in Wilson & Horton and the remaining equity is set to cost the company approximately $730 million.

     Powerscreen International, the Northern Ireland-based machinery manufacturer, returned 22.7% over the quarter, prompted by strong growth in its pre-tax profits and earnings. The company continues to experience an increase in demand for screening and crushing machines, driven by recycling trends in the construction industry worldwide.

     OUTLOOK
     The Irish economy continues to expand at a rapid pace and, apart from the aforementioned negative development in the agriculture sector, economic fundamentals remain excellent. GNP growth is easily the highest in Europe and the momentum is likely to continue into 1997.

     The overall price-to-earnings ratio for the market stands at 12.0 times prospective 1997 earnings and the market offers a dividend yield of 3.1%. The Fund retains its fully invested position.

     DISTRIBUTION
     I am pleased to advise you that the Board of Directors has declared a distribution of $0.58 per share, consisting of $0.36 of long-term capital gains and $0.22 of net investment income, to be paid on December 31, 1996 to stockholders of record as of the close of business on December 23, 1996.

Sincerely,

/s/ Peter Hooper
    Peter Hooper

Chairman of the Board of Directors

 December 20, 1996
                              ------------------

                          NET ASSET VALUE PERFORMANCE
                 (including the reinvestment of distributions)

                        The Irish Investment Fund, Inc.
              (Source: First Data Investor Services Group, Inc.)
                            Aggregate Total Returns

04/06/90* - 10/31/96     10/31/93 - 10/31/96      10/31/94 - 10/31/96     10/31/95 - 10/31/96
       80.48%**                 84.34%                   59.71%                  26.84%+

 ------------
 * Commencement of Fund operations.
** The net asset value performance on an annualized basis since commencement of the Fund's operations is 10.52%.
 + Total investment return based on share price and reinvestment of income distributions was 27.12% for the year ended October 31, 1996.

                           Statement of Net Assets
                           -----------------------
  October 31, 1996
                                           Shares               Value (Note A)
  IRISH COMMON STOCKS (97.1%)
    Abbey                                 745,000             U.S. $ 2,267,980
    Adare Printing Group                  290,000                    2,572,977
    Allied Irish Bank                   1,917,688                   12,175,420
    Anglo Irish Bank Corporation        1,405,720                    1,647,680
    Boxmore International                 468,000                    2,361,832
    Clondalkin Group                      298,850                    2,310,938
    Crean (James)                         347,625                    1,188,425
    CRH                                 1,048,036                   10,851,124
    FBD Holdings                          260,000                      888,862
    Fyffes                              1,635,000                    2,688,317
    Green Property                      1,100,000                    4,476,866
    Greencore                             442,568                    2,579,315
    Hibernian Group                       750,000                    3,418,698
    Independent Newspapers                309,999                    1,652,772
    Irish Life                            700,000                    3,031,245
    I.W.P., International                 389,886                    1,618,524
    Jury's Hotel Group                    991,792                    4,117,202
    Kerry Group, Series A                 465,000                    5,071,882
    Smurfit (Jefferson) Group           3,355,840                    9,287,345
    United Drug                           350,000                    1,937,262
    Waterford Foods, Class A            1,644,156                    2,382,179
    Waterford Wedgewood                 3,065,739                    3,768,110

  TOTAL IRISH COMMON STOCKS
    (Cost U.S. $55,309,887)                                         82,294,955
  UNITED KINGDOM COMMON STOCK (2.7%)
    Powerscreen International             230,000                    2,289,278
  TOTAL UNITED KINGDOM COMMON STOCK
    (Cost U.S. $1,403,303)                                           2,289,278
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
    (Cost U.S. $56,713,190#)                                  U.S. $84,584,233

                           Statement of Net Assets
                           -----------------------
                                                                Value (Note A)
  FOREIGN CURRENCY ON DEPOSIT (0.7%)
   (Interest Bearing)
     British Pound Sterling               Brt Pd  31,876      U.S. $    51,885
     Irish Pound                        IRBrt Pd 347,014               564,922
  TOTAL FOREIGN CURRENCY ON DEPOSIT
     (Cost U.S. $565,251)                                              616,807
  TOTAL INVESTMENTS (100.5%)
     (Cost U.S. $57,278,441)                                        85,201,040
  OTHER ASSETS AND LIABILITIES (-0.5%)
     Cash                                                               47,113
     Dividends and Interest Receivable                                 210,146
     Prepaid Expenses                                                   56,199
     Net Unrealized Depreciation of Forward
       Foreign Currency Contract (Note A)                             (723,690)
     Principal Investment Advisory Fee Payable (Note B)                (53,080)
     Co-Advisory Fee Payable (Note B)                                  (17,693)
     Administration Fee Payable (Note B)                               (14,155)
     Accrued Directors' Fees and Expenses (Note C)                        (500)
     Other Liabilities                                                 (71,960)
                                                                   -----------
                                                                      (567,620)
  NET ASSETS (100.0%)
    Applicable to 5,009,000 outstanding U.S. $.01 par
      value shares (authorized 20,000,000 shares)             U.S. $84,633,420
  NET ASSET VALUE PER SHARE

    (U.S. $84,633,420 / 5,009,000)                            U.S. $     16.90
                                                                         =====
------------------------------------------------------------------------------
# Aggregate cost for U.S. Federal income tax purposes.

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                  FORWARD FOREIGN CURRENCY CONTRACT TO SELL
                              Contract to Deliver
              ------------------------------------------------
  Delivery             Local           In Exchange   Value in     Unrealized
    Date             Currency          For U.S. $     U.S. $     Depreciation
 ----------   ----------------------   -----------  ----------   ------------
 11/29/1996  Irish Pound 17,566,034   27,865,000   28,588,690   U.S. $ (723,690)
                                                                     ==========

                           Statement of Net Assets
                           -----------------------
                                                                Value (Note A)
  AT OCTOBER 31, 1996 NET ASSETS CONSISTED OF:
    Common Stock, U.S. $.01 Par Value --
    Authorized 20,000,000 Shares;
    Issued and Outstanding 5,009,000 Shares                   U.S. $    50,090
    Capital Surplus                                                 54,517,462
    Undistributed Net Investment Income                              1,079,986
    Accumulated Net Realized Gain                                    1,785,056
    Unrealized Appreciation of Securities, Forward
      Foreign Currency Contracts, Foreign Currency
       and Net Other Assets                                         27,200,826
  TOTAL NET ASSETS                                            U.S. $84,633,420

  See Notes to Financial Statements.

                           Statement of Operations
                           -----------------------
                                                           For the Year Ended
                                                             October 31, 1996
INVESTMENT INCOME

  Dividends (Net of Withholding Taxes of U.S.$35,263)        U.S. $ 1,878,464
  Interest                                                             70,382
TOTAL INVESTMENT INCOME                                             1,948,846

EXPENSES

  Principal Investment Advisory Fee
    (Note B)                          U.S.$  566,194
  Co-Advisory Fee (Note B)                   188,738
  Administration Fee (Note B)                150,990
  Shareholder Reports Expense                 76,166
  Directors' Fees and Expenses (Note C)       71,394
  Custodian Fees (Note B)                     65,581
  Legal and Audit Fees                        32,541
  Other                                       78,289

TOTAL EXPENSES                                                      1,229,893

NET INVESTMENT INCOME                                                 718,953

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
   Realized Gain/(Loss) on:
    Securities Transactions                2,604,625
    Forward Foreign Currency Contracts      (304,639)
    Foreign Currency Transactions            (10,178)
                                            ---------
  Net Realized Gain on Investments
    During the Year                                                 2,289,808
  Net Change in Unrealized Appreciation/
    (Depreciation) of:
    Securities                             15,467,677
    Forward Foreign Currency Contracts       (723,690)
    Foreign Currency and Net Other Assets      47,370
                                            ---------
  Net Unrealized Appreciation of Investments
    During the Year                                                14,791,357
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    17,081,165
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                            U.S. $17,800,118

  See Notes to Financial Statements.

                      Statement of Changes in Net Assets
                      ----------------------------------
                                           Year Ended           Year Ended
                                     October 31, 1996     October 31, 1995

  Net Investment Income              U.S. $   718,953     U.S. $   568,636
  Net Realized Gain on
    Investments                             2,289,808            5,610,350
  Net Unrealized Appreciation
    of Investments                         14,791,357            7,748,142
                                          -----------          -----------
  Net Increase in Net Assets
    Resulting from Operations              17,800,118           13,927,128
  Distributions to Shareholders from:
    Net Investment Income                    (706,269)            (525,945)
    Net Realized Gains                       (646,161)              --
                                          -----------          -----------
  Net Increase in Net Assets               16,447,688           13,401,183

  NET ASSETS

  Beginning of Year                        68,185,732           54,784,549
                                          -----------          -----------
  End of Year (Including
    Undistributed Net Investment
    Income of $1,079,986 and
    $566,041 at October 31, 1996
    and 1995, respectively)          U.S. $84,633,420     U.S. $68,185,732
                                          ===========          ===========

  See Notes to Financial Statements.

                             Financial Highlights
                             --------------------

  For a Fund share outstanding throughout each year.

                                                                  Year Ended October 31,
                               --------------------------------------------------------------------------------------------------
                                  1996           1995           1994           1993           1992           1991           1990*
  Operating Performance:
  Net Asset Value,
   Beginning of Year        U.S.$13.61     U.S.$10.94     U.S.$ 9.54     U.S.$ 7.99     U.S.$ 9.75     U.S.$10.04     U.S.$11.16
                                ------         ------         ------         ------         ------         ------         ------
  Net Investment Income           0.14           0.11           0.10           0.12           0.15           0.15           0.26
  Net Realized and
   Unrealized Gain/
   (Loss) on Investments          3.42           2.67           1.37           1.66          (1.49)         (0.11)         (1.13)
                                ------         ------         ------         ------         ------         ------         ------
  Net Increase/(Decrease)
   in Net Assets Resulting
   From Investment Operations     3.56           2.78           1.47           1.78          (1.34)          0.04          (0.87)
  Offering Costs                  --             --             --             --             --             --            (0.25)
  Distributions to
   Shareholders from:
   Net Investment Income         (0.14)         (0.11)         (0.07)         (0.12)         (0.23)         (0.33)         --
   Net Realized Gains            (0.13)         --             --             --             --             --             --
   Capital Surplus               --             --             --             (0.11)         (0.19)         --             --
                                ------         ------         ------         ------         ------         ------         ------
  Total from Distributions       (0.27)         (0.11)         (0.07)         (0.23)         (0.42)         (0.33)          0.00
                                ------         ------         ------         ------         ------         ------         ------
  Net Asset Value,
   End of Year              U.S.$16.90     U.S.$13.61     U.S.$10.94     U.S.$ 9.54     U.S.$ 7.99     U.S.$ 9.75     U.S.$10.04
                                ======         ======         ======         ======         ======         ======         ======
  Share Price, End of Year  U.S.$14.00     U.S.$11.25     U.S.$10.13     U.S.$ 8.75     U.S.$ 7.00     U.S.$ 7.88     U.S.$ 7.00
                                ======         ======         ======         ======         ======         ======         ======
  Total Investment Return**      27.12%         12.46%         16.59%         29.34%         (6.35)%        18.07%        (41.67)%
                                ======         ======         ======         ======         ======         ======         ======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets,
   End of Period (000's)   U.S.$84,633    U.S.$68,186    U.S.$54,785    U.S.$47,806    U.S.$40,018    U.S.$48,847    U.S.$50,299
  Ratio of Net
   Investment Income to
   Average Net Assets             0.95%          0.94%          0.93%          1.39%          1.62%          1.55%          4.28%+
  Ratio of Operating
   Expenses to Average Net
   Assets                         1.63%          1.74%          1.87%          1.88%          1.80%          2.03%          1.70%+
  Portfolio Turnover Rate           12%            21%            13%            15%             7%            28%             6%+
  Average Commission Rate
   (Per Share of
   Security)#                  $0.0096           N/A            N/A            N/A            N/A            N/A            N/A

  * The Fund commenced operations on March 29, 1990.
 ** Based on share price and reinvestment of income distributions.
  + Annualized.
  # Average commission rate as required by amended disclosure requirements effective September 1, 1995.

  See Notes to Financial Statements.

                        Notes to Financial Statements
                        -----------------------------
    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.


A. SIGNIFICANT ACCOUNTING POLICIES:
    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required. For the year ended October 31, 1996, permanent differences resulting from book and tax accounting for currency gains and losses were reclassified from net realized gains to undistributed net investment income.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the bid price of such currencies against U.S. Dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date, security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. Dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:
    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect, wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Principal Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% of the value of its average weekly net assets.

    The Fund has also entered into an investment advisory agreement (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc. ("Salomon Brothers Asset Management"). Under the U.S. Co-Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.25% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    BankBoston serves as custodian of the Fund's assets held outside of Ireland. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the year ended October 31, 1996, the Fund paid U.S. $63,981 in custodial fees to Bank of Ireland.

    For the year ended October 31, 1996, the Fund incurred total brokerage commissions of $48,555, of which $7,391 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:
    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000 plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:
    The cost of purchases and proceeds from sales of securities for the year ended October 31, 1996, excluding U.S. Government and short-term investments, aggregated U.S. $11,071,770 and U.S. $9,112,532, respectively.

    At October 31, 1996, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $30,257,135 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,386,092.

E. COMMON STOCK:
    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:
    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

                               *    *    *    *

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

                      Report of Independent Accountants
                      ---------------------------------

To the Stockholders and Board of Directors
The Irish Investment Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc. (the "Fund") at October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating for the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts

December 12, 1996

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                           Net Increase/
                                                          Net Realized and                   (Decrease)
                                                          Unrealized Gain/                 in Net Assets
                            Net Investment                    (Loss) on                    Resulting From
                            Income/(Loss)                    Investments                     Operations
                       ---------------------------     --------------------------     ---------------------------
                          Total                           Total                          Total
Quarter Ended             (000)         Per Share         (000)        Per Share         (000)         Per Share
-------------             -----         ---------         -----        ---------         -----         ---------
January 31, 1995        U.S.$(38)      U.S.$(0.01)      U.S.$386       U.S.$0.08       U.S.$348       U.S.$0.07
April 30, 1995               423             0.09          5,354            1.07          5,777            1.16
July 31, 1995                (51)           (0.01)         7,784            1.55          7,733            1.54
October 31, 1995             235             0.04           (166)          (0.03)            69            0.01
January 31, 1996              69             0.02         15,054            3.01         15,123            3.03
April 30, 1996               613             0.12         (5,895)          (1.18)        (5,282)          (1.06)
July 31,1996                 (60)           (0.01)            51            0.01             (9)          (0.00)
October 31, 1996              97             0.01          7,871            1.58          7,968            1.59

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent, as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

MEETING OF STOCKHOLDERS (UNAUDITED)
    On June 4, 1996, the Fund held its Annual Meeting of Stockholders. The following Director was elected by the following votes: Gerald F. Colleary - 3,128,636 For; 49,662 Abstaining. Peter J. Hooper, William P. Clark, Denis P. Kelleher, and James M. Walton continue to serve in their capacities as Directors of the Fund. In the only other matter voted upon, the selection of Price Waterhouse LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1996 was ratified by the following votes:
3,155,418 For; 9,033 Against; and 13,846 Abstaining.

TAX INFORMATION (UNAUDITED)
    For the year ended October 31, 1996, the amount of long term capital gains distributed to stockholders by the Fund was $646,161.

PORTFOLIO MANAGER
    Ms. Jane Neill and Mr. John Forde are the co-managers of the Fund and are responsible for the day-to-day investment operations of the Fund. Ms. Neill has managed the Fund's assets since May 1994. Ms. Neill has over fifteen years experience in the investment management business in Ireland. Prior to joining Bank of Ireland Asset Management in 1994, Ms. Neill was the Chief Executive Officer of UBIM, an Irish investment management operation of National Westminster Bank. Mr. Forde has co-managed the Fund's assets since late 1995. Mr. Forde has seven years experience in the investment management business in Ireland. Prior to joining Bank of Ireland Asset Management in 1995, Mr. Forde was with Irish Life Investment Managers.

                       THE IRISH INVESTMENT FUND, INC.

  ------------------------- DIRECTORS AND OFFICERS -------------------------

  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Brigid O. Bieber - Secretary
  Patricia L. Bickimer - Assistant Secretary
  Susan Manter - Assistant Treasurer

  ---------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------

  Bank of Ireland Asset Management (U.S.) Limited
  Two Greenwich Plaza
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------

  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------

  First Data Investor Services Group, Inc.
  One Exchange Place
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------

  Bank of Ireland
  Lower Baggot Street, Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------

  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------

  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------

  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS665
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
    1-800-GO-TO-IRL (1-800-468-6475)